                                                                  EXHIBIT (c)(8)

                                                         Dated September  , 1998

                                    WARRANT
                                    -------

THE WARRANT EVIDENCED OR CONSTITUTED HEREBY, AND ALL SHARES OF COMMON STOCK ISSUABLE HEREUNDER HAVE BEEN AND WILL BE ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("THE ACT"), AND MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED WITHOUT REGISTRATION UNDER THE ACT UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED IN CONNECTION WITH SUCH DISPOSITION.

                              WARRANT TO PURCHASE

                  UP TO 19.9% OF THE SHARES OF COMMON STOCK OF
                              TOKHEIM CORPORATION

                            (Subject to Adjustment)

NO. 1

     THIS CERTIFIES THAT, in consideration of the satisfaction of a portion of the purchase price payable by Tokheim Corporation, an Indiana corporation (the "Company"), to Schlumberger Limited, a Netherlands Antilles Corporation ("Schlumberger"), pursuant to the Master Agreement for Purchase and Sale of Shares, Assets and Liabilities dated as of June 19, 1998 between the Company and Schlumberger, as amended by letter agreements dated July 21, 1998, July 31, 1998 and August 28, 1998 and Amendment No. 1 thereto dated September 30, 1998 (as so amended, the "Purchase Agreement"), Schlumberger or its permitted registered assigns (the "Holder"), is entitled, subject to the terms and conditions of this Warrant, at any time or from time to time beginning 120 days after the date hereof (the "Effective Date"), and before 5:00 p.m. Eastern Time on the fifth anniversary of the date hereof (the "Expiration Date"), to purchase from the Company, up to 19.9% of the outstanding shares (the "Warrant Shares") of common stock of the Company (the "Common Stock"), at a price per share of US$0.01 (the "Purchase Price"), subject to the vesting and earlier termination provisions set forth herein. The actual number of Warrant Shares issuable upon exercise of the Warrants will be determined by dividing (i) $20,000,000 by (ii) the weighted average closing price of the Common Stock on the NYSE-Composite Tape for a two-month period beginning one month prior to and ending one month after the date of issuance of this Warrant (the "Issuance Date"). If the number of Warrant Shares so obtained represents less than 19.9% of the number of shares of Common Stock outstanding on the Issuance Date, the Warrants will be exercisable for such number of Warrant Shares. If the number of Warrant Shares so obtained exceeds 19.9% of the number of shares of Common Stock outstanding on the Issuance Date, the actual number of Warrant Shares for which the Warrants may be exercised will be 19.9% of the number of shares of Common Stock outstanding on the
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Issuance Date. Both the number of Warrant Shares purchasable upon exercise of this Warrant and the Purchase Price are subject to adjustment and change as provided herein.

1. CERTAIN DEFINITIONS. As used in this Warrant the following terms shall have the following respective meanings:

     "Fair Market Value" of a share of Common Stock as of a particular date means:

               (a) If traded on a securities exchange or the Nasdaq National Market, the Fair Market Value shall be deemed to be the weighted average of the closing prices of the Common Stock on such exchange or market over the five business days ending two business days prior to the applicable date of valuation;

               (b) If actively traded over-the-counter, the Fair Market Value shall be deemed to be the average of the closing bid and asked prices over the 30-day period ending immediately prior to the applicable date of valuation; and

               (c) If there is no active public market, the Fair Market Value shall be the value as determined in good faith by the Company's Board of Directors.

     "Registered Holder" means any Holder in whose name this Warrant is registered upon the books and records maintained by the Company.

     "SEC" means the Securities and Exchange Commission.

     "Warrant" includes this Warrant and any warrant delivered in substitution or exchange therefor as provided herein.

2.  EXERCISE OF WARRANT

     2.1. Payment. Subject to compliance with the terms and conditions of this Warrant and applicable securities laws, this Warrant may be exercised, in whole or in part at any time or from time to time on or before the Expiration Date, by surrendering this Warrant at the principal office of the Company together with:

          (a) the form of Notice of Exercise attached hereto as Exhibit 1 (the "Notice of Exercise") duly executed by the Registered Holder, and

          (b) payment by: (i) wire transfer in same day funds of an amount equal to the product obtained by multiplying the number of shares of Common Stock being purchased upon such exercise by the then effective Purchase Price (the "Exercise Amount"); (ii) by tendering back to the Company the right to exercise the Warrants represented hereby with respect to the number of shares of Common Stock having an aggregate Fair Market Value, net of the aggregate Purchase Price for such shares, equal to the Exercise Amount; or (iii) with any combination of the foregoing.

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     2.2.  Stock Certificates; Fractional Shares.  As soon as practicable on or after the exercise date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of whole shares of Common Stock issuable upon such exercise, together with cash in lieu of any fraction of a share equal to such fraction of the current Fair Market Value of one whole share of Common Stock as of such exercise date. No fractional shares or scrip representing fractional shares shall be issued upon an exercise of this Warrant.

     2.3. Partial Exercise; Effective Date of Exercise. In case of any partial exercise of this Warrant, the Company shall cancel this Warrant upon surrender hereof and shall execute and deliver a new Warrant of like tenor and date for the balance of the shares of Common Stock purchasable hereunder. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above. The person entitled to receive the shares of Common Stock issuable upon exercise of this Warrant shall be treated for all purposes as the holder of record of such shares as of the close of business on the date the Holder is deemed to have exercised this Warrant.

     2.4. Hart Scott Rodino. If any filing by the Company under the Hart-Scott-Rodino Antitrust Improvements Act should be required at the time of any exercise of this Warrant by a Holder, in the reasonable opinion of counsel for the Holder, the Company promptly will make any such filing with the appropriate government agency.

3. VALID ISSUANCE: TAXES. All Warrant Shares issued upon the exercise of this Warrant shall be validly issued, fully paid and non-assessable shares of Common Stock, and the Company shall pay all taxes and other governmental charges that may be imposed in respect of the issue or delivery thereof. The Company shall not be required to pay any tax or other charge imposed in connection with any transfer involved in the issuance of any certificate for Warrant Shares in any name other than that of the Holder of this Warrant, and in such case the Company shall not be required to issue or deliver any stock certificate or security until such tax or other charge has been paid, or it has been established to the Company's reasonable satisfaction that no tax or other charge is due.

4. ADJUSTMENT OF PURCHASE PRICE AND NUMBER OF SHARES. The number of Warrant Shares issuable upon exercise of this Warrant (or any shares of stock or other securities or property receivable or issuable upon exercise of this Warrant) and the Purchase Price are subject to adjustment upon occurrence of the following events:

     4.1. Adjustment for Stock Splits, Stock Subdivisions or Combinations of Shares. The Purchase Price of this Warrant shall be proportionally decreased and the number of Warrant Shares issuable upon exercise of this Warrant (or any shares of stock or other securities at the time issuable upon exercise of this Warrant) shall be proportionally increased to reflect any stock split or subdivision (whether effected by a split or stock dividend) of the Common Stock. The Purchase Price of this Warrant shall be proportionally increased and the number of Warrant Shares issuable upon exercise of this Warrant (or any shares of stock or other securities at the

                                       3
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time issuable upon exercise of this Warrant) shall be proportionally decreased to reflect any combination of the Common Stock.

     4.2. No Adjustment for Dividends or Distributions of Stock or Other Securities or Property. No adjustment on account of any cash dividend or other distribution with respect to the Common Stock shall be made to the Purchase Price or the number of Warrant Shares issuable upon exercise of this Warrant.

     4.3. Reclassification. If the Company, by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Purchase Price therefore shall be appropriately adjusted, all subject to further adjustment as provided in this Section 4.

     4.4. Adjustment for Capital Reorganization, Merger or Consolidation. In case of any capital reorganization of the capital stock of the Company (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), or any merger or consolidation of the Company with or into another corporation, or the sale of all or substantially all the assets of the Company then, and in each such case, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the Holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Purchase Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 4. The foregoing provisions of this Section 4.4 shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. If the per-share consideration payable to the Holder hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company's Board of Directors. In all events, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

     4.5. Adjustment upon Issuance of Common Stock. If at any time after the date hereof, the Company shall issue or sell any shares of Common Stock (except on exercise of this Warrant) or issue or sell any Convertible Securities, as defined below, for a consideration per

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share less that its Fair Market Value immediately prior to the time of such sale or issue, then, forthwith upon said issue or sale, the number of Warrant Shares issuable upon exercise of this Warrant shall be increased to such number of Warrant Shares as is determined by multiplying the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to the time of such issue or sale by a fraction, the numerator of which shall be (x) the total number of shares of Common Stock outstanding immediately after such issue or sale, multiplied by (y) the Fair Market Value of a share of Common Stock immediately prior to such issue or sale, and the denominator of which shall be the sum of (A) the number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by the Fair Market Value of a share of Common Stock immediately prior to such issue or sale plus (B) the consideration received by the Company upon such issue or sale.

     4.6. Issuance of Convertible Securities. In case the Company shall issue (whether directly or by assumption in a merger or otherwise) or sell any rights, options or warrants to purchase shares of Common Stock, or securities convertible into shares of Common Stock (all such rights, options, warrants and securities hereinafter referred to as "Convertible Securities"), whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon the conversion or exchange of Convertible Securities (determined as provided below) shall be less than the Fair Market Value determined as of the date of such issue or sale of such Convertible Securities, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall (as of the date of the issue or sale of such Convertible Securities) be deemed to be outstanding and to have been issued for such price per share, provided that (A) no further adjustments of the number of Warrant Shares issuable upon exercise of this Warrant shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities, and (B) if any such issue or sale of such Convertible Securities is made upon exercise of any rights or warrants to subscribe for or purchase or any option to purchase any such Convertible Securities for which adjustments of the number of Warrant Shares issuable upon exercise of this Warrant have been or are to be made, no further adjustment of the number of Warrant Shares issuable upon exercise of this Warrant shall be made by reason of such issue or sale. The price per share for which Common Stock is issuable upon conversion or exchange of Convertible Securities shall be determined by dividing (1) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (2) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities.

5.  OPTIONAL REDEMPTION.   This Warrant may be redeemed, in whole or in part,
at any time within the 120-day term of the Senior Subordinated Notes (as defined in the Purchase Agreement) by the Company upon payment of $20,000,000 (or if the Warrant is redeemed in part, $20,000,000 multiplied by a fraction, the numerator of which is the number of Warrant Shares for which the portion of the Warrant being redeemed would have been exercisable at such time (without giving effect to any adjustment pursuant to Section 4) and the denominator of which is the original number of Warrant Shares issuable upon exercise of the Warrant) to Schlumberger, provided that as of such date (i) the Senior Subordinated Notes have been paid in

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

full and (ii) a portion of the Junior Subordinated Notes (determined by multiplying the then-outstanding principal amount of Junior Subordinated Notes by a fraction, the numerator of which is the number of Warrant Shares for which the portion of the Warrant being redeemed would have been exercisable at such time (without giving effect to any adjustment pursuant to Section 4) and the denominator of which is the original number of Warrant Shares issuable upon exercise of the Warrant) simultaneously is redeemed.

6. CERTIFICATE AS TO ADJUSTMENTS. In each case of any adjustment in the Purchase Price, or number or type of Warrant Shares issuable upon exercise of this Warrant, the Chief Financial Officer, Controller or such other officer of the Company designated by the Chief Executive Officer shall compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based, including a statement of the adjusted Purchase Price. The Company shall promptly send (by facsimile and by either first class mail, postage prepaid or overnight delivery) a copy of each such certificate to the Holder.

7. LOSS OR MUTILATION. Upon receipt of evidence reasonably satisfactory to the Company of the ownership of and the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to it, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and deliver in lieu thereof a new Warrant of like tenor as the lost, stolen, destroyed or mutilated Warrant.

8. RESERVATION OF COMMON STOCK. The Company hereby covenants that at all times there shall be reserved for issuance and delivery upon exercise of this Warrant such number of shares of Common Stock or other shares of capital stock of the Company as are from time to time issuable upon exercise of this Warrant and, from time to time, will take all steps necessary to amend its Certificate of Incorporation to provide sufficient reserves of shares of Common Stock issuable upon exercise of this Warrant (and shares of its Common Stock for issuance on conversion of such Common Stock). All such shares shall be duly authorized, and when issued upon such exercise, shall be validly issued, fully paid and non-assessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale and free and clear of all preemptive rights, except encumbrances or restrictions (a) arising under federal or state securities laws or (b) created by or suffered by the Holder. Issuance of this Warrant shall constitute full authority to the Company's officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for Warrant Shares upon the exercise of this Warrant.

9. TRANSFER AND EXCHANGE. Subject to compliance with all applicable securities laws, this Warrant and any rights hereunder may be transferred to the parent, subsidiary or affiliate of the Holder, in whole or in part, on the books of the Company maintained for such purpose at the principal office of the Company referred to above, by the Holder hereof in person, or by duly authorized attorney, upon surrender of this Warrant properly endorsed and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. Upon any permitted partial transfer, the Company will issue and deliver to the Holder a new Warrant or Warrants with respect to the Warrants not so transferred. Each taker and holder of

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this Warrant, by taking or holding the same, consents and agrees that when this
Warrant shall have been so endorsed, the person in possession of this Warrant may be treated by the Company, and all other persons dealing with this Warrant, as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby, any notice to the contrary notwithstanding; provided, however, that until a transfer of this Warrant is duly registered on the books of the Company, the Company may treat the Holder hereof as the owner for all purposes.

10. RESTRICTIONS ON TRANSFER. The Holder, by acceptance hereof, agrees that absent an effective registration statement filed with the SEC under the Securities Act of 1933, as amended (the "1933 Act"), covering the disposition or sale of this Warrant or the Warrant Shares issued or issuable upon exercise hereof, and registration or qualification under applicable state securities laws, such Holder will not sell, transfer, pledge, or hypothecate all or any portion of this Warrant, or the Warrant Shares issued or issuable upon exercise hereof, unless the Company has received an opinion of counsel, in form and substance reasonably satisfactory to the Company, to the effect that such registration or qualification is not required in connection with such disposition to make such disposition consistent with the legend in Section 11.

11. COMPLIANCE WITH SECURITIES LAWS. By acceptance of this Warrant, the Holder hereby represents, warrants and covenants that any Warrant Shares purchased upon exercise of this Warrant or acquired upon conversion thereof shall be acquired for investment only and not with a view to, or for sale in connection with, any distribution thereof; that the Holder has had such opportunity as such Holder has deemed adequate to obtain from representatives of the Company such information as is necessary to permit the Holder to evaluate the merits and risks of its investment in the Company; that the Holder is able to bear the economic risk of holding such shares as may be acquired pursuant to the exercise of this Warrant for an indefinite period; that the Holder understands that the Warrant Shares acquired pursuant to the exercise of this Warrant will not be registered under the 1933 Act (unless otherwise required pursuant to exercise by the Holder of the registration rights, previously granted to the Holder) and will be "restricted securities" within the meaning of Rule 144 under the 1933 Act and that the exemption from registration under Rule 144 will not be available for at least one year from the date of exercise of this Warrant, subject to any SEC amendment to Rule 144 and even then will not be available unless a public market then exists for the stock, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and that all stock certificates representing Warrant Shares issued to the Holder upon exercise of this Warrant or upon conversion of such Warrant Shares may have affixed thereto a legend substantially in the following form (which legend the Company agrees to remove when such restrictions are no longer applicable):

     THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE

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

     AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

12. NO RIGHTS OR LIABILITIES AS STOCKHOLDERS. This Warrant shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company. In the absence of affirmative action by such Holder to purchase Warrant Shares by exercise of this Warrant or upon conversion thereof, no provisions of this Warrant, and no enumeration herein of the rights or privileges of the Holder hereof shall cause such Holder hereof to be a stockholder of the Company for any purpose.

13. HEADINGS. The headings in this Warrant are for purposes of convenience in reference only, and shall not be deemed to constitute a part hereof.

14. GOVERNING LAW. This Warrant shall be construed and enforced in accordance with, and governed by, the laws of the State of New York.

15.  NOTICES OF RECORD DATE.  In case:

          (a) the Company shall take a record of the holders of Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant) for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities or to receive any other right; or

          (b) of any consolidation or merger of the Company with or into another corporation, any capital reorganization of the Company, any reclassification of the capital stock of the Company, or any conveyance of all or substantially all of the assets of the Company to another corporation in which holders of the Common Stock are to receive stock, securities or property of another corporation; or

          (c) of any voluntary dissolution, liquidation or winding-up of the Company; or

          (d)  of any redemption or conversion of all outstanding Common Stock;

then, and in each such case, the Company will mail or cause to be mailed to the Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, or (ii) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation, winding-up, redemption or conversion is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock or (such stock or securities as at the time are receivable upon the exercise of this Warrant), shall be entitled to exchange their shares of Common Stock (or such other stock or securities), for securities or other property deliverable upon such

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reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be delivered at least five days prior to the date therein specified.

16. SEVERABILITY. If any term, provision, covenant or restriction of this Warrant is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

17. COUNTERPARTS. For the convenience of the parties, any number of counterparts of this Warrant may be executed by the parties hereto and each such executed counterpart shall be, and shall be deemed to be, an original instrument.

18. SATURDAYS, SUNDAYS AND HOLIDAYS. If the Expiration Date falls on a Saturday, Sunday or legal holiday, the Expiration Date shall automatically be extended until 5:00 p.m. Eastern Time the next business day.

19. OBTAINING STOCK EXCHANGE LISTINGS. The Company will from time to time take all commercially reasonable action which may be necessary so that the Warrant Shares issuable upon exercise of the Warrant, immediately upon their issuance upon the exercise of the Warrant, will be listed on the principal securities exchanges and markets within the United States of America, if any, on which other shares of Common Stock are then listed.

     IN WITNESS WHEREOF, the parties hereto have executed this Warrant as of the Effective Date.


TOKHEIM CORPORATION                        SCHLUMBERGER LIMITED


By: ________________________________       By:  ________________________________



____________________________________       ____________________________________
Printed Name                               Printed Name



____________________________________       ____________________________________
Title                                      Title

EXHIBIT 1

NOTICE OF EXERCISE

(To be executed upon exercise of Warrant)

TOKHEIM CORPORATION

     The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant Certificate for, and to purchase thereunder, the securities of Tokheim Corporation, as provided for therein, and tenders herewith payment of the exercise price in full in the form of cash or a certified or official bank check in same-day funds in the amount of $____________ for _________ such securities.

Please issue a certificate or certificates for such securities in the name of, and pay any cash for any fractional share to (please print name, address and social security number):

Name:        _____________________________________

Address:     _____________________________________

Signature:   _____________________________________

Note: The above signature should correspond exactly with the name on the first page of this Warrant or with the name of the assignee appearing in the assignment form below.

If said number of shares shall not be all the shares purchasable under this Warrant, a new Warrant Certificate is to be issued in the name of said undersigned for the balance remaining of the shares purchasable hereunder rounded to the next whole number of shares.

EXHIBIT 2

ASSIGNMENT

(To be executed only upon assignment of this Warrant)

For value received, the undersigned hereby sells, assigns and transfers unto ________________________ the within Warrant, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ____________________________ attorney, to transfer this Warrant Certificate on the books of the within-named Company with respect to the number of shares of Common Stock (or other securities) issuable upon exercise hereof set forth below, with full power of substitution in the premises:

--------------------------------------------------------------------------------
  Name(s) of Assignee(s)                  Address                # of Warrants
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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And if said number of shares shall not be all the shares issuable upon exercise of this Warrant, a new Warrant Certificate is to be issued in the name of said undersigned for the balance subject to this Warrant.

Dated:       _______________________________

Signature:   _______________________________

Notice: The signature to the foregoing Assignment must correspond to the name as written upon the face of this security in every particular, without alteration or any change whatsoever; signature(s) must be guaranteed by an eligible guarantor institution (banks, stock brokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program) pursuant to Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended.